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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                           FORM 8-K
                        CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

                  COMTEX NEWS NETWORK, INC.
   (Exact name of registrant as specified in its chapter)

Delaware                       0-10541             13-3055012
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)              File Number)        Identification No.)

4900 Seminary Road, Suite 800, Alexandria, Virginia        22311
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (703)820-2000

 __________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

     On August 18, 2003, Comtex News Network, Inc. (the "Company") issued a press release concerning the appointment of its new Chief Executive Officer and President. The Company's press release is attached hereto as Exhibit 99.


Item 7.        Financial Statements and Exhibits

          The following Exhibits are filed as part of this report:

  Exhibit No.      Description

     99           Press Release issued by Comtex News Network, Inc. on
                  August 18, 2003.

     10.1 Employment Agreement with Stephen W. Ellis dated July 1, 2003.

     10.2 Employment Agreement with Laurence F. Schwartz dated July 1, 2003.

     10.3 Comtex News Network, Inc. 2003 Incentive Stock Plan, dated July 1, 2003.

                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMTEX NEWS NETWORK, INC.

                                   (Registrant)


                                   /S/ STEPHEN W. ELLIS
                                   Date:   8/20/03
                                   Stephen W. Ellis
                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER